Exhibit 99.2

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                               AMENDMENT NO. 4
                    TO NOTE AND EQUITY PURCHASE AGREEMENT
                    -------------------------------------


                                    among



                                  IGI, INC.
                                 IGEN, INC.
                            IMMUNOGENETICS, INC.
                              BLOOD CELLS, INC.

                                     and

                             ACS FUNDING TRUST I
                                     and
                      AMERICAN CAPITAL STRATEGIES, LTD.




                Date of Amendment No.  4:  February 28, 2001
                Date of Amendment No.  3:  September 30, 2000
                  Date of Amendment No.  2:  June 26, 2000
                  Date of Amendment No.  1:  March 30, 2000
                      Original Date:  October 29, 1999


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                               AMENDMENT NO. 4
                    TO NOTE AND EQUITY PURCHASE AGREEMENT
                    -------------------------------------


      THIS AMENDMENT NO. 4 TO NOTE AND EQUITY PURCHASE AGREEMENT (this "Amendment"), entered into as of February 28, 2001, is by and among IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are collectively referred to herein as the "Loan Parties"), and AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation ("ACAS"), ACS FUNDING TRUST I, a Delaware business trust (the "Trust" and with ACAS, the "Purchaser").

                                  RECITALS

A. The Loan Parties and ACAS entered into a Note and Equity Purchase Agreement, dated as of October 29, 1999, as amended by a certain Amendment No. 1 to Note and Equity Purchase Agreement dated as of March 30, 2000, a certain Amendment No. 2 to Note and Equity Purchase Agreement dated as of June 26, 2000, and a certain Amendment No. 3 to Note and Equity Purchase Agreement dated as of September 30, 2000 (as amended, the "Agreement"), pursuant to which ACAS purchased (i) from the Loan Parties certain Series A and Series B Senior Subordinated Notes Due September 30, 2006 and (ii) a warrant for the purchase of 1,907,543 shares (as adjusted from time to time in accordance with the terms thereof) of the Common Stock of IGI. As of October 29, 1999, ACAS sold or contributed the Notes to the Trust.

B. The Loan Parties have asked that Purchaser agree to certain amendments to the Agreement.

C. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term as set forth in the Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:


                                  ARTICLE 1
                                THE AMENDMENT

      1.1 Amendment to Definitions. Section 1.1 of the Agreement is hereby amended such that the definition of "EBITDA" is hereby modified and amended in its entirety as follows:

            "EBITDA" shall mean, for any period, without duplication, the total of the following for the Loan Parties, each calculated for such period on a consolidated basis: (1) the net income (or loss) of the Loan Parties, after deduction of all expenses, taxes and other proper charges, determined in accordance with GAAP; plus, (2) to the extent included in the calculation thereof, the sum of (a) taxes paid or accrued; (b) interest expense, net of interest income, paid or accrued; (c) amortization and depreciation; and (d) charges (not in excess of $750,000 in the aggregate) resulting from the write-off of equipment and label inventory arising in connection with preparation for the outsourcing of the Loan Parties' petcare products operations.

      1.2 Amendment to Section 3.1. Section 3.1 of the Agreement is hereby modified and amended in its entirety as follows:

            3.1 Interest Rates and Interest Payments. The Notes will bear interest on the outstanding principal amount thereof at a fixed rate of fourteen and three-fourths percent (14.75%) per annum, 12.5% of which shall be payable in cash by the Loan Parties on the first Business Day of each month (each such date referred to as an "Interest Payment Date") and 2.25% of which shall be capitalized on such Interest Payment Date and added to the principal of the Notes (such capitalized interest being hereinafter referred to as "Capitalized Interest"). Notwithstanding the foregoing, until the earlier of (i) March 31, 2001 and (ii) the maturity of the Notes (whether as a result of the acceleration thereof pursuant to Section
      8.2 hereof or otherwise), the Notes will bear interest on the outstanding principal amount thereof at a fixed rate of fifteen percent (15.00%) per annum, 12.5% of which shall be payable in cash by the Loan Parties and 2. 5% of which shall constitute Capitalized Interest. On the Interest Payment Date occurring in October of each year, the Loan Parties shall issue to each holder of a Note a note substantially in the form attached hereto as Exhibit A in the amount of the Capitalized Interest accrued in respect of such Note; provided that the Loan Parties may, on such Interest Payment Date, at their election, in lieu of issuing such note, pay such Capitalized Interest in cash or deliver shares of Common Stock having an aggregate Market Price equal to such Capitalized Interest; and provided further that all unpaid Capitalized Interest payable upon the maturity of the Notes, together with all interest accrued thereon, shall be paid in cash by the Loan Parties. Interest on the Notes will be computed on the basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

      1.3 Addition of Section 3.10. A new Section 3.10 is hereby added to the Agreement immediately following the existing Section 3.9, which shall provide as follows:

            3.10. Certain Waivers.  The Loan Parties unconditionally waive
      (i) any rights to presentment, demand, protest or (except as expressly required hereby) notice of any kind, and (ii) any rights of recission, setoff, counterclaim or defense to payment under the Notes or otherwise that the Loan Parties may have or claim against any Purchaser or prior Purchaser.

      1.4 Amendment to Section 7.2(e). Section 7.2(e) of the Agreement is hereby modified and amended in its entirety as follows:

            (a) Capital Expenditures. The Loan Parties shall not make or commit to make any payments on account of the purchase or lease of any assets that if purchased would constitute fixed assets or that if leased would constitute a Capitalized Lease that in the aggregate would cost more than $400,000 during any Fiscal Year. For Fiscal Years beginning in 2002, the Loan Parties may submit to the Purchaser budgets for aggregate capital expenditures in excess of $400,000, which Purchaser will consider and approve in its reasonable discretion.

      1.5 Amendment to Section 7.3. Section 7.3 of the Agreement is hereby modified and amended in its entirety as follows:

            7.3 Financial Covenants. IGI covenants that, so long as all or any part of the principal amount of the Notes or any interest thereon shall remain outstanding, it shall maintain at the end of each calendar quarter (i.e., March 31, June 30, September 30 and December
      31) (each such date being a "Measurement Date") beginning March 31,
      2001:

                  (a) Minimum Fixed Charges Coverage Ratio.  A Minimum
            Fixed Charges Coverage Ratio, calculated (i) through the December 31, 2001 Measurement Date, on the basis of the quarter then ending and (ii) thereafter, on a rolling twelve-month basis, for the applicable Measurement Date as follows:


            Period                               Ratio
            ------                               -----

            From 1-1-2001 through 9-30-2001      1.01 to 1.0
            From 10-1-2001 through 9-30-2002     1.20 to 1.0
            From 10-1-2002 and thereafter        1.50 to 1.0

                  (b) Maximum Leverage Ratio.  A Maximum Leverage Ratio,
            calculated (i) through the December 31, 2001 Measurement Date, on the basis of the EBITDA for the period beginning January 1, 2001 and ending on such Measurement Date multiplied by a fraction, the numerator of which is twelve and the denominator of which is the number of months that have elapsed since January 1, 2001 through such Measurement Date, and (ii) thereafter, using EBITDA on a rolling twelve-month basis, for the applicable Measurement Date as follows:



            Period               Ratio
            ------               -----

            All dates            2.0 to 1.0



                                  ARTICLE 2
                                EFFECTIVENESS

      2.1 Conditions. The obligation of ACAS to deliver this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) the Loan Parties shall have paid to the Purchaser or its designee a processing fee in the amount of $25,000 plus all expenses due Purchaser under Section 12.4 of the Agreement;

            (b) Fleet Capital Corporation shall have evidenced its written consent to the transactions contemplated hereby under the terms of the Subordination Agreement dated as of October 28, 1999, and shall have agreed to amend the documents governing the Senior Financing in a manner reasonably satisfactory to Purchaser;

            (c) all representations, warranties, covenants and agreements of the Loan Parties contained in the Agreement shall be true and correct in all material respects at and as of the Amendment Closing Date as though then made, except (i) to the extent of the changes caused by the transactions expressly contemplated therein or herein, and (ii) for such representations and warranties as by their terms expressly speak as of an earlier date and an officer of the Loan Parties shall have delivered a certificate to Purchaser to such effect.

      2.2 Waiver. Effective upon the satisfaction of the conditions set forth in Section 2.1 above, the Purchaser will be deemed, pursuant to Sections 12.2 and 12.3 of the Agreement, to have waived compliance by the Loan Parties with the covenants set forth in Section 7.3 of the Agreement for the December 31, 2000 Measurement Date.


                                  ARTICLE 3
                                MISCELLANEOUS

      3.1 Survival. All representations, warranties, covenants and agreements of the Loan Parties contained in the Agreement or made in writing in connection therewith and herewith shall survive the execution and delivery of this Amendment and the purchase of the Additional Notes and shall continue in full force and effect so long as any Note is outstanding and until payment in full of all of the Loan Parties' obligations hereunder or thereunder.

      3.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      3.3 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

      3.4 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      3.5 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

      3.6 Integration. This Amendment, the Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.


                             SIGNATURE PAGES TO
                           AMENDMENT NO. 3 TO THE
                     NOTE AND EQUITY PURCHASE AGREEMENT


      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       IGI, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Name: DOMENIC N. GOLATO
                                       Title: SRVP & CFO


                                       IGEN, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Name: DOMENIC N. GOLATO
                                       Title: SRVP & CFO


                                       IMMUNOGENETICS, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Name: DOMENIC N. GOLATO
                                       Title: SRVP & CFO


                                       BLOOD CELLS, INC.


                                       By: /s/ Domenic N. Golato
                                           ---------------------------
                                       Name: DOMENIC N. GOLATO
                                       Title: SRVP & CFO



                                       AMERICAN CAPITAL STRATEGIES, LTD.
                                       ACS FUNDING TRUST I

                                       By: AMERICAN CAPITAL STRATEGIES LTD.,
                                           in its own capacity and as
                                           Servicer for ACAS FUNDING TRUST I


                                       By: /s/ John W. Freal
                                           ---------------------------
                                       Name: JOHN W. FREAL
                                       Title: SENIOR VICE PESIDENT